UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2008

MATERIAL SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8803	95-2673173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 East Pratt Boulevard Elk Grove Village, Illinois	60007
(Address of Principal Executive Offices)	(Zip Code)

(847) 439-2210

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Agreement

Material Sciences Corporation (the “Company”) is in negotiations with banks in order to secure credit financing to meet its long-term needs.

On April 10, 2008, Material Sciences Corporation (the “Company”) entered into a credit agreement with JP Morgan Chase Bank, N.A. (“Chase”) for a $4.5 million line of credit. The Company also executed a related Line of Credit Note in favor of Chase for the same amount.

The line of credit is scheduled to expire on May 12, 2008 and will be used to cover letters of credit and operating needs if necessary. Interest under the line of credit is at LIBOR plus 1.5% per year. The interest rate will be increased by an additional 3% per year in the event of default and for amounts outstanding on May 12, 2008. The line of credit is subject to loan covenants which include restrictions on the Company’s use of cash and cash equivalents and other transactions. Pursuant to a Continuing Security Agreement between the Company and Chase, the line of credit is secured by a continuing security interest in specific property and its proceeds of the Company. The foregoing description of the Form Agreement is qualified in its entirety by the terms of the Form Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The foregoing description of the Credit Agreement, Line of Credit Note, and Continuing Security Agreement is qualified in its entirety by the respective terms of such agreements. Copies of the Credit Agreement, Line of Credit Note, and Continuing Security Agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits
10.1	Credit Agreement between the Company and JP Morgan Chase Bank, N.A. , dated April 10, 2008.

10.2	Line of Credit Note between the Company and JP Morgan Chase Bank, N.A., dated April 10, 2008.

10.3	Continuing Security Agreement between the Company and JP Morgan Chase Bank, N.A., dated April 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MATERIAL SCIENCES CORPORATION
(Registrant)

Date: April 15, 2008	By:	/s/ James M. Froisland
	Name:	James M. Froisland
	Title:	Senior Vice President, Chief Financial Officer, Chief Information Officer and Corporate Secretary.

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
10.1	Credit Agreement between the Company and JP Morgan Chase Bank, N.A., dated April 10, 2008.

10.2	Line of Credit Note between the Company and JP Morgan Chase Bank, N.A., dated April 10, 2008.

10.3	Continuing Security Agreement between the Company and JP Morgan Chase Bank, N.A., dated April 10, 2008.